Vessel Charters	6 Months Ended
Jun. 30, 2018
Leases [Abstract]
Vessel Charters
Vessel Charters

a)Obligations Related to Capital Leases

The minimum estimated charter hire and rental payments for the remainder of the year and the next four fiscal years, as at June 30, 2018, for the Partnership’s vessels chartered-in are as follows:

	Remainder of 2018	2019	2020	2021	2022
Vessel Charters (i)	$	$	$	$	$
Charters-in – capital leases (ii)	87,756	119,534	118,785	117,830	117,035

(i)
The Partnership owns 69% of Teekay BLT Corporation (or the Teekay Tangguh Joint Venture), which is a party to operating leases whereby the Teekay Tangguh Joint Venture is leasing the Tangguh Hiri and Tangguh Sago LNG carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The table above does not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2017. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Teekay Tangguh Joint Venture is the lessee, the lessor claims tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of the Partnership relating to the leasing arrangement through the Teekay Tangguh Joint Venture as at June 30, 2018 was $6.8 million (December 31, 2017 – $7.1 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third party plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(ii)
As at June 30, 2018, the Partnership was a party, as lessee, to a capital lease on one Suezmax tanker, the Toledo Spirit. Under this capital lease, the owner has the option to require the Partnership to purchase the vessel. The charterer, who is also the owner, also has the option to cancel the charter contract and the cancellation option is first exercisable in August 2018. The amounts in the table above assume the owner will not exercise its option to require the Partnership to purchase the vessel from the owner, but rather assume the owner will cancel the charter contract when the cancellation right is first exercisable in August 2018 and sell the vessel to a third party, upon which, the remaining lease obligation will be extinguished. Therefore, the table above does not include any amounts after the expected cancellation date of the lease. In May 2018, the charterer of the Toledo Spirit gave formal notification to the Partnership of its intention to terminate its charter contract subject to certain conditions being met and third-party approvals being received.

The Partnership is also a party to capital leases on seven LNG carriers, the Creole Spirit, the Oak Spirit, the Torben Spirit, the Macoma, the Murex, the Magdala and the Myrina. Upon delivery of these seven LNG carriers between February 2016 and May 2018, the Partnership sold these respective vessels to third parties (or the Lessors) and leased them back under 10-year bareboat charter contracts ending in 2026 through to 2028. The bareboat charter contracts are accounted for as obligations related to capital leases and have fixed-price purchase obligations at the end of the lease terms.

As at June 30, 2018, the Partnership has a sale-leaseback agreement in place for one of its LNG carrier newbuildings scheduled to deliver during the remainder of 2018, and upon delivery, the Lessor will charter the vessel back to the Partnership (see Note 16c). As at June 30, 2018, the Partnership had received $58 million from the Lessor relating to the one LNG carrier newbuilding that was recorded in current and long-term obligations related to capital leases in the Partnership's consolidated balance sheets. The Partnership has secured a further $127 million in capital lease financing to be received during the remainder of 2018 upon delivery of the vessel (see Note 16c).

The Partnership understands that these vessels and lease operations are the only assets and operations of the Lessors. The Partnership operates the vessels during the lease term and as a result, is considered to be, under GAAP, each Lessor's primary beneficiary; therefore, the Partnership consolidates the Lessors for financial reporting purposes as VIEs.

The liabilities of the Lessors are loans and are non-recourse to the Partnership. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by the Partnership's subsidiaries under the sale-leaseback transaction. As a result, the amounts due by the Partnership's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessors' loans.

The obligations of the Partnership under the bareboat charter contracts are guaranteed by the Partnership. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at June 30, 2018, the Partnership was in compliance with all covenants in respect of the obligations related to capital leases.

b)Revenue

The Partnership’s primary source of revenue is chartering its vessels to customers. The Partnership utilizes three primary forms of contracts, consisting of time-charter contracts, voyage charter contracts and bareboat charter contracts. The Partnership also generates revenue from construction supervision and crew-training for the vessels under construction in its joint venture with China LNG Shipping (Holdings) Limited (or China LNG), CETS Investment Management (HK) Co. Ltd. and BW Investments Pte. Ltd (or the Pan Union Joint Venture), in which the Partnership's ownership interests range from 20% to 30%, and from the operation of an LNG receiving and regasification terminal related to its 30%-owned joint venture with National Oil and Gas Authority (30%), Gulf Investment Corporation (24%), and Samsung C&T (16%) (or the Bahrain LNG-Joint Venture). Such services may include the procurement of third party goods and services for the asset’s owner.

Time Charters

Pursuant to a time charter, the Partnership charters a vessel to a customer for a fixed period of time, generally one year or more. The performance obligations within a time-charter contract, which will include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of such contract, as measured using the time that has elapsed from commencement of performance. In addition, any expenses that are unique to a particular voyage, including any bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the customer, as long as the vessel is not off-hire. Hire is based on a fixed daily hire amount and is typically invoiced monthly in advance for time-charter contracts. However, certain sources of variability exist. Those include penalties, such as those that relate to periods the vessels are off-hire and where minimum speed and performance metrics are not met. In addition, certain time charters contain provisions that allow the Partnership to be compensated for increases in the Partnerships costs during the term of the charter. Such provisions may be in the form of annual hire rate adjustments for changes in inflation indices or interest rates or in the form of cost reimbursements for vessel operating expenditures or dry-docking expenditures. Finally, in a small number of charters, the Partnership may earn a profit share consideration, which occurs when actual spot tanker rates earned by the vessel exceed certain thresholds for a period of time. Variable consideration of the Partnership’s contracts is typically recognized in the period in which the changes in facts and circumstances on which the variable lease payments are based occur as either such revenue is allocated and accounted for under lease accounting requirements or alternatively such consideration is allocated to distinct periods within a contract that such variable consideration was incurred in. The Partnership does not engage in any specific tactics to minimize residual value risk.

As at June 30, 2018, a substantial majority of the Partnership’s vessels operated under time charter contracts with the Partnership’s customers. Such contracts are scheduled to expire between 2018 and 2029. The time charters for many of the Partnership's LNG carriers have options whereby the charterer can extend the contract for periods up to a total extension of between three to 15 years. In addition, each of the Partnership's time-charters are subject to certain termination and purchase provisions. As at June 30, 2018, the Partnership had $21.5 million of advanced payments recognized as contract liabilities included in unearned revenue (December 31, 2017 – $22.2 million) which are expected to be recognized as voyage revenues in the following period and are included in unearned revenue on the Partnership's consolidated balance sheets.

Voyage Charters

Voyage charters are charters for a specific voyage that are usually priced on a current or “spot” market rate. The performance obligations within a voyage charter contract, which will typically include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of the voyage, as measured using the time that has elapsed from commencement of performance. In addition, any expenses that are unique to a particular voyage, including any bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the vessel owner. The Partnership’s voyage charters will normally contain a lease; however, judgment is necessary to determine this based upon the decision-making rights the charterer has within the contract. Consideration for such contracts are generally fixed, although certain sources of variability exist. Delays caused by the charterer result in additional consideration. Payment for the voyage is not due until the voyage is completed. The duration of a single voyage will typically be less than three months. The Partnership does not engage in any specific tactics to minimize residual value risk due to the short-term nature of the contracts.

Bareboat Charters

Pursuant to a bareboat charter, the Partnership charters a vessel to a customer for a fixed period of time, generally one year or more, at rates that are generally fixed. However, the customer is responsible for operation and maintenance of the vessel with its own crew as well as any expenses that are unique to a particular voyage, including any bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. If the vessel goes off-hire due to a mechanical issue or any other reason, the monthly hire received by the vessel owner is normally not impacted by such events. The performance obligations within a bareboat charter, which will include the lease of the vessel to the charterer, are satisfied over the duration of such contract, as measured using the time that has elapsed from commencement of the lease. Hire is typically invoiced monthly in advance for bareboat charters, based on a fixed daily hire amount.

Revenue Table

The following tables contain the Partnership’s revenue for the three and six months ended June 30, 2018 and 2017, by contract type and by segment.

	Three Months Ended June 30,
	2018			2017
	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	96,857	4,316	101,173	79,404	10,965	90,369
Voyage charters	6,767	5,719	12,486	—	230	230
Bareboat charters	5,734	—	5,734	7,405	—	7,405
Management fees and other income	2,814	108	2,922	2,622	278	2,900
	112,172	10,143	122,315	89,431	11,473	100,904

	Six Months Ended June 30,
	2018			2017
	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	190,316	9,714	200,030	157,918	21,697	179,615
Voyage charters	10,390	10,470	20,860	—	1,453	1,453
Bareboat charters	11,111	—	11,111	15,835	—	15,835
Management fees and other income	5,404	216	5,620	4,625	556	5,181
	217,221	20,400	237,621	178,378	23,706	202,084

The following table contains the Partnership’s revenue from contracts that do not contain a lease element and the non-lease element of time-charters accounted for as direct financing leases for the three months ended June 30, 2018 and 2017.

	Three Months Ended		Six Months Ended
	June 30 2018 $	June 30 2017 $	June 30 2018 $	June 30 2017 $
Non-lease revenue - related to sales type or direct financing leases	4,124	4,880	8,264	12,211
Management fees and other income	2,922	2,900	5,620	5,181
Total	7,046	7,780	13,884	17,392

Net Investments in Direct Financing Leases

The Tangguh LNG Carriers commenced their time-charters with their charterers in 2009. Both time-charter contracts are accounted for as direct financing leases with 20-year terms. In 2013, the Partnership acquired two 155,900-cubic meter LNG carriers (or Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five- and four-year fixed-rate bareboat charter contracts (plus a one-year extension option), respectively, with Awilco holding fixed-price purchase obligations at the end of the charters. The bareboat charters with Awilco were accounted for as direct financing leases. In June 2017, the Partnership agreed to amend the charter contracts with Awilco to defer a portion of charter hire and extend the bareboat charter contracts and related purchase obligations on both vessels to December 2019. The amendments have the effect of deferring charter hire of between $10,600 per day and $20,600 per day per vessel from July 1, 2017 until December 2019, with such deferred amounts added to the purchase obligation amounts. As a result of the contract amendments, one of the charter contracts with Awilco was reclassified as an operating lease upon the expiry of its original contract terms in November 2017. The second charter contract with Awilco will be reclassified as an operating lease upon the expiry of its original contract terms in August 2018, and at that time, approximately $131 million will be recorded as part of vessels and equipment. The following table lists the components of the net investments in direct financing leases:

	June 30, 2018 $	December 31, 2017 $
Total minimum lease payments to be received	543,569	568,710
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	344	361
Less unearned revenue	(248,131)	(268,046)
Total net investments in direct financing leases	490,747	495,990
Less current portion	(10,453)	(9,884)
Net investments in direct financing leases	480,294	486,106

As at June 30, 2018, estimated minimum lease payments to be received by the Partnership related to the Tangguh LNG Carrier leases in each of the next five succeeding fiscal years are approximately $19.6 million (remainder of 2018), $39.1 million per year from 2019 through 2022 and an aggregate of $235.7 million thereafter. Both leases are scheduled to end in 2029. In addition, the estimated minimum lease payments to be received by the Partnership in 2018 related to the second Awilco LNG Carrier lease, up to its original contract term in August 2018, are approximately $1.0 million.

Operating Leases

As at June 30, 2018, the minimum scheduled future rentals to be received by the Partnership in each of the next five years for the lease and non-lease elements related to time charters that were accounted for as operating leases are approximately $216.3 million (remainder of 2018), $383.4 million (2019), $350.0 million (2020), $310.4 million (2021), $281.1 million (2022), and $676.3 million thereafter. Minimum scheduled future rentals on operating lease contracts do not include rentals generated from new contracts entered into after June 30, 2018, rentals from vessels in the Partnership’s equity-accounted investments, rentals from unexercised option periods of contracts that existed on June 30, 2018, variable or contingent rentals, or rentals from contracts which commenced after June 30, 2018. Therefore, the minimum scheduled future rentals on operating leases should not be construed to reflect total charter hire revenues for any of these periods.

The carrying amount of the Partnership's vessels which are employed on these time charters as at June 30, 2018, was $2.6 billion (December 31, 2017 – $2.2 billion). The cost and accumulated depreciation of the vessels employed on these time charters as at June 30, 2018 were $3.3 billion (December 31, 2017 – $2.9 billion) and $680.5 million (December 31, 2017 – $646.2 million), respectively.

Contract Costs

In certain cases, the Partnership incurs pre-operational costs that relate directly to a specific customer contract, that generate or enhance resources of the Partnership that will be used in satisfying performance obligations in the future, whereby such costs are expected to be recovered via the customer contract. Those costs include costs incurred to reposition a vessel to a location where a charterer will take delivery of the vessel. In certain cases, the Partnership must make judgments about whether costs relate directly to a specific customer contract or whether costs were factored into the pricing of a customer contract and thus expected to be recovered. Such deferred costs are amortized on a straight-line basis over the duration of the customer contract. Amortization of such costs for the three and six months ended June 30, 2018 was $0.2 million and $0.4 million respectively. As at June 30, 2018, repositioning costs of $2.5 million were included as part of other assets in the Partnership's consolidated balance sheets.